UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2008

Enterprise Acquisition Corp.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33736	33-1171386
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Broken Sound Parkway Boca Raton, FL	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 988-1700

 (Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name of Former Address if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ADDITIONAL INFORMATION AND WHERE TO FIND IT

PARTICIPANTS IN SOLICITATION

Item 8.01.          Press Release

Item 9.01.          Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

ADDITIONAL INFORMATION AND WHERE TO FIND IT

ENTERPRISE ACQUISITION CORP. ("ENTERPRISE") INTENDS TO FILE A PROXY STATEMENT CONCERNING ITS MERGER WITH WF CAPITAL HOLDINGS, INC. ("WORKFLOW") WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”).  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, ENTERPRISE STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ, WHEN IT BECOMES AVAILABLE, THE DEFINITIVE PROXY STATEMENT (AND ANY SUPPLEMENTS THERETO) IN CONNECTION WITH THE COMPANY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE MERGER AND RELATED TRANSACTIONS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENTERPRISE, WORKFLOW AND THE MERGER. THE DEFINITIVE PROXY STATEMENT AND OTHER RELATED DOCUMENTS WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER.

STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL ALSO BE ABLE TO OBTAIN THE PROXY STATEMENT AND OTHER DOCUMENTS ENTERPRISE FILES WITH THE SEC, WITHOUT CHARGE, AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: ENTERPRISE ACQUISITION CORP., 6800 BROKEN SOUND PARKWAY, SUITE 200 BOCA RATON, FLORIDA 33487, FACSIMILE: (561) 988-4500.

PARTICIPANTS IN SOLICITATION

ENTERPRISE AND ITS DIRECTORS AND EXECUTIVE OFFICERS, AND WORKFLOW AND ITS DIRECTORS AND EXECUTIVE OFFICERS, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF ENTERPRISE IN RESPECT OF THE MERGER. THE NAMES OF ENTERPRISE’S DIRECTORS AND EXECUTIVE OFFICERS AND A DESCRIPTION OF THEIR INTERESTS IN ENTERPRISE IS SET FORTH IN ENTERPRISE’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, WHICH WAS FILED WITH THE SEC ON MARCH 27, 2008.  ENTERPRISE INVESTORS AND STOCKHOLDERS CAN OBTAIN MORE DETAILED INFORMATION REGARDING THE DIRECT AND INDIRECT INTERESTS OF ENTERPRISE’S AND WORKFLOW’S DIRECTORS AND OFFICERS IN THE PROPOSED MERGER BY READING THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE.

Item 8.01.          Press Release.

On September 29, 2008, Enterprise issued a press release announcing the details related to its assets being held in trust, a copy of which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2008                                  ENTERPRISE ACQUISITION CORP.

/s/ Daniel C. Staton

Name: Daniel C. Staton

Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 29, 2008